                                                                   Exhibit 10.12











                              UNR INDUSTRIES, INC.

                        KEY EXECUTIVES' STOCK OPTION PLAN

                      (As Amended and Restated May 6, 1993)

                                TABLE OF CONTENTS


     PARAGRAPH   TITLE                                                                               PAGE
     ---------   -----                                                                               ----
        1.       Purpose and Definitions................................................................1
        2.       Scope of the Plan......................................................................2
        3.       Administration.........................................................................3
        4.       Eligibility............................................................................4
        5.       Grants.................................................................................4
        6.       Change of Control......................................................................6
        7.       Exercise...............................................................................8
        8.       Termination of Employment.............................................................11
        9.       No Employment Rights..................................................................11
        10.      Nature of Payments....................................................................12
        11.      Stockholders'Rights...................................................................12
        12.      Adjustments...........................................................................12
        13.      Amendment of the Plan.................................................................12
        14.      Termination of the Plan...............................................................12
        15.      Substituted Options...................................................................12
        16.      Funding...............................................................................13
        17.      Controlling Law.......................................................................13
        18.      Action by the Company.................................................................13


             UNR INDUSTRIES, INC. KEY EXECUTIVES' STOCK OPTION PLAN

                  THE PLAN. The Company established the Plan, effective March 6, 1990 (the "Effective Date"). The Company hereby amends and restates the Plan, effective May 30, 1990. Such establishment of the Plan, as so amended and restated, is subject to the approval by the holders of a majority of the shares of common stock and warrants of the Company present or represented and voting at a meeting duly called and held. Grants may be made hereunder prior to securityholder approval, provided that any such grants shall be subject to such securityholders' approval.

                  1. PURPOSE AND DEFINITIONS. The purpose of the Plan is to advance the interests of the Company and its subsidiaries by encouraging and facilitating the acquisition of a larger personal financial interest in the Company by those employees upon whose judgment and interest the Company and its subsidiaries are largely dependent for the successful conduct of its operations. It is anticipated that the acquisitions of such a financial interest will stimulate the efforts of such employees on behalf of the Company and its subsidiaries and strengthen their desire to continue in the service of the Company and its subsidiaries. It is also anticipated that the opportunity to obtain such a financial interest will prove attractive to promising executive talent and will assist the Company and its subsidiaries in attracting such employees.

                  For the purposes of the Plan, the following terms have the following meanings:

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Change of Control" has the meaning set forth in Paragraph 6.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" means the Committee, as described in Paragraph 3, which administers the Plan.

                  (e) "Company" means UNR Industries, Inc., a Delaware corporation, or any successor thereto.

                  (f) "Disability" means a mental or physical condition which renders a Grantee unable or incompetent to carry out the job responsibilities he held or tasks to which he was assigned at the time the disability was incurred.

                  (g) "Fair Market Value" means, subject to adjustment as provided in Paragraph 12, (1) if on the applicable date the Stock is listed for trading on a national or regional securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ, National Market System ("NASDAQ/NMS"), the closing price of the stock on such exchange or NASDAQ/NMS, as the case may be, on the applicable date, or if no sales of Stock shall have occurred on such exchange or NASDAQ/NMS, as the case may be, on the applicable date, the closing price of the Stock on the next preceding date on which there were such sales,
(2) if on the applicable date the Stock is not listed for trading on a national or regional securities exchange or is not authorized for quotation on NASDAQ/NMS, the Fair Market Value of the Stock as determined in good faith by the Committee, or (3) solely for purposes of determining the benefit payable on the exercise of a change of control right, the highest value (determined under clause (1) or (2) above) of one share of Stock during the 180-day period preceding the date of the Change of Control or, if greater, the highest price per share of Stock paid in connection with the Change of Control.

                  (h) "Grant Date" means the date set forth on Paragraph 5.

                  (i) "Grantee" means an individual to whom options or change of control rights are granted under the Plan.

                  (j) "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  (k) "Option Price" means the purchase price of the Stock subject to an option as determined under Paragraph 5.

                  (l) "Plan" means the UNR Industries, Inc. Key Executives' Stock Option Plan as amended from time to time.

                  (m) "Stock" means the shares of common stock of the Company, par value $.01 per share.

                  2. SCOPE OF THE PLAN. An aggregate of 2,500,000 of the Company's authorized but unissued shares of Stock is hereby made available and shall be reserved for issuance under this Plan with respect to the exercise of options, reduced by the number of shares of Stock acquired to be held as treasury shares reserved for issuance under this Paragraph 2. An aggregate of 2,500,000 change of control rights is hereby made for issuance under the Plan. The aggregate number of shares of stock and change of control rights available under this Plan shall be subject to adjustment on the occurrence of any of the events and in the manner set forth in Paragraph 12.

                  If, and to the extent, an option shall expire or terminate for any reason without having been exercised in full, the shares of Stock subject thereto which have not become outstanding shall (unless the Plan shall have terminated) become available for other options under the Plan. However, if, and to the extent, change of control rights are exercised, the shares of Stock subject to the related option which have not become outstanding shall not again become available for the grant of other options.

                  The Board or such person or persons that the Board shall specifically authorize or direct to act on its behalf shall have the authority to cause the Company to purchase from time to time, in such amounts and at such prices as the Board, in its discretion, shall deem advisable or appropriate, shares of Stock to be held as treasury shares and reserved and used solely for or in connection with grants under the Plan, at the discretion of the Committee.

                  3. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board ("Committee"), which shall consist of not less than three persons, each of whom is a Disinterested Person. "Disinterested Person" means disinterested person as defined from time to time in Rule 16(b)-3 under Section 16(b) of the 1934 Act or any successor rule promulgated under section 16(b) of the 1934 Act. The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the the
Plan:

                  (a) to select eligible employees in accordance with Paragraph 4 to whom options or change of control rights shall be granted;

                  (b) to determine to what extent options and change of control rights are to be granted under the Plan;

                  (c) to determine the terms and conditions of any option or change of control rights granted under the Plan;

                  (d) to prescribe the method by which grants of option and change control rights shall be evidenced;

                  (e) to cancel, with the consent of the Grantee, outstanding options and change of control rights, and to grant new options and change of control rights in substitution therefor;

                  (f) to make all other determinations deemed necessary or advisable for the administration of the Plan;

                  (g) to impose such additional conditions, restrictions, and limitations upon exercise or retention of options, shares of Stock purchased pursuant to options and change of control rights as the Committee may, prior to or concurrently with the grant thereof, deem appropriate;

                  (h) to accelerate the exercisability of any option, subject to such terms and conditions as the Committee deems necessary arid appropriate to effectuate the purpose of the Plan; and

                  (i) at any time prior to the expiration or termination of any option previously granted, to extend the terms of any option for such additional period or periods as the Committee, in its discretion, may determine.

                  The determination of the Committee on all matters relating to the Plan, any option agreement or change of control rights agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any grant thereunder.

                  4. ELIGIBILITY. Options or change of control rights may be granted to officers and other key employees of the Company, its subsidiaries, and affiliates (excluding any person who serves solely as a director of the Company, one of its subsidiaries, or one of its affiliates).

                  5. GRANTS. The Grant Date of an option or change of control right shall be the date on which the Committee awards the grant or such later date as specified in advance by the Committee. Subject to the provisions of Paragraph 2 and Paragraph 4, a Grantee may, if he is otherwise eligible, be granted additional options or change of control rights if the Committee shall so determine. Subject to the other provisions of the Plan, the Committee may grant options or change of control rights with differing terms and conditions among the Grantees. To the extent not set forth in the Plan, the terms and conditions of each grant of an option or change of control rights shall be set forth in a written agreement between the Company and the Grantee thereof.

                  (a) GRANTS OF NON-QUALIFIED OPTIONS. At the time of the grant of any option, the Committee shall determine the Option Price of stock subject to each non-qualified option, provided that the Option Price shall not be less than the greater of (1) fifty percent (50%) of the Fair Market Value of the Stock on the Grant Date or (2) the par value of the Stock. The Option Price shall be reduced (but not below the greater of (i) fifty percent (50%) of the Fair Market Value of the Stock on the Grant Date, or (ii) the par value of the Stock) by the amount of any Extraordinary Dividend made after the Grant Date of the option. "Extraordinary Dividend" means a distribution of the Company's property to the securityholders as a dividend in partial liquidation, by way of return of capital, or otherwise, other than a regular periodic cash dividend payable out of funds legally available for dividends under the laws of the State of Delaware at an annual rate not in excess of $.20.

                  When granted, a non-qualified option shall be identified with specific change of control rights of the Grantee equal to the number of shares of Stock subject to the option. At the time a non-qualified option identified with change of control rights is exercised, the number of the change of control rights equal in number to the shares of Stock purchased shall be canceled.

                  (b) GRANTS OF INCENTIVE STOCK OPTIONS. At the time of the grant of any option, the Committee may designate that such option shall to be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of Section 422A (or any successor provision) of the Code. Any option designated as an incentive stock option

                  (1) shall have an Option Price of (i) not less than 100% of the Fair Market Value of the Stock on the Grant Date or (ii) in the case of an employee who owns stock (including stock treated as owned under Section 425(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries (a "10% Owner") , not less than 110% of the Fair Market Value of the Stock on the Grant Date;

                  (2) shall be for a period of not more than ten (10) years, five (5) years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as herein provided;

                  (3) notwithstanding the provisions relating to termination of employment set forth in Paragraph 8, shall not be exercisable more than three
(3) months (or one (1) year, in the case of a Grantee who is disabled within the meaning of Section 22(e)(2) of the Code) after termination of employment;

                  (4) shall not have an aggregate Fair Market Value (determined for each incentive stock option at the time it is granted) of Stock with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under this Plan and any other employee stock option plan of the Company or any parent or subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422A of the Code (after amendment by the Tax Reform Act of 1986), which exceeds $100,000 (the "$100,000 Limit");

                  (5) shall, if the aggregate Fair Market Value of stock (determined on the Grant Date) with respect to all incentive stock options previously granted under this Plan and the other plans ("Price Grants") and any incentive stock options under such grant (the "Current Grant") which are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as follows:

                  (i) the portion of the Current Grant exercisable for the first time by the Grantee during any calendar year which would be, when added to any portions of any Prior Grants exercisable for the first time by the Grantee during any such calendar year with respect to Stock which would have an aggregate Fair Market Value (determined at the time of each such grant) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit;

                  (ii) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the provisions of the immediately preceding sentence during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an incentive stock option, but shall be exercisable as a separate non-qualified option at such date or dates as are provided in the Current Grant;

                  (6) shall be granted within ten (10) years from the earlier of the date the Plan is adopted or the date the Plan is approved by the securityholders of the Company; and

                  (7) shall require the Grantee to notify the Committee of any disposition of any Stock issued pursuant to the exercise of the incentive stock option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

                  (c) GRANT OF CHANGE OF CONTROL RIGHTS. Change of control rights shall automatically be granted to each Grantee upon the grant of any non-qualified option under the Plan. Each change of control right shall be identified with a share of Stock subject to the non-qualified option of the Grantee and the number of change of control rights granted to a Grantee shall equal the number of shares of Stock subject to the option with which such change of control rights are identified. At the time change of control rights of the Grantee are exercised, a number of shares of Stock subject to the option equal in number to the change of control rights exercised shall be canceled.

                  (d) NON-TRANSFERABILITY OF OPTIONS AND CHANGE OF CONTROL RIGHTS. An option or change of control right granted hereunder shall, by its terms, not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during his lifetime, only by the Grantee.

                  (e) TERMS OF OPTIONS AND CHANGE OF CONTROL RIGHTS. The term of each option of change of control right granted hereunder shall be for a period of no more than ten years from the Grant Date, and shall be subject to earlier termination as herein provided.

                  6. CHANGE OF CONTROL. For purposes of this Plan, "Change of Control" means

                  (a) The acquisition by a person or group of persons acting in concert, of a beneficial ownership interest in the Company, resulting in the total beneficial ownership of such persons or group of persons equaling or exceeding 50% of the outstanding common stock and warrants of the Company; provided, however, that no such person or group of persons shall be deemed to beneficially own (i) any common stock or warrants acquired directly from the Company or (ii) any common stock or warrants held by the Company or any of its subsidiaries or any employee benefit plan (or any related trust) of the Company or its subsidiaries. The Change of Control shall be deemed to occur on the date the beneficial ownership of the acquiring person or group of persons first equals or exceeds 50% of the outstanding common stock and warrants of the Company.

                  (b) A change, within any period of twenty-four (24) months or less, in the composition of the Board such that at the end of such period a majority of the directors who are then serving were not serving at the beginning of such period, unless at the end of such period the majority of the directors in office were nominated upon the recommendation of a majority of the Board at the beginning of such period. The Change of Control shall be deemed to occur on the date the last director necessary to result in a Change of Control takes office or resigns from office, as applicable.

                  (c) Approval by the securityholders of the Company of a merger, consolidation or other reorganization having substantially the same effect, or the sale of all or substantially all the consolidated assets of the Company in each case, with respect to which the persons or group of persons who were the respective beneficial owners of the common stock or warrants immediately prior to such event do not, following such event, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding voting securities of the corporation resulting from such event or the corporation purchasing or receiving assets pursuant to such event. The Change of Control shall be deemed to occur on the date on which the transaction is approved by the Company's Securityholders.

                  If more than one of the foregoing events shall occur, each such event shall constitute a separate Change of Control.

                  Notwithstanding the foregoing provisions of this Paragraph 6, a Change of Control shall be deemed not to have occurred with respect to any event occurring prior to or concurrently with the securityholders' approval of this Plan.

                  The impact on the Plan of a Change of Control shall be (1) the acceleration. of the exercisability of options and change of control rights as provided in Paragraphs 7(b) and (c) and (2) the use for determining the benefit payable upon exercise of change of control rights of the definition of Fair Market Value contained on Paragraph 1(g)(3).

                  The Company shall notify all Grantees of the occurrence of a Change of Control promptly after its occurrence, but any failure of the Company to notify shall not deprive the Grantees of any rights accruing hereunder by virtue of a Change of Control.

                  7. EXERCISE. Except as otherwise determined by the Committee, and subject to the provisions of Paragraph 8, each option shall be exercisable as follows:


                                                                      Percentage of Shares of
Year After Grant Date                                                 Stock Exercisable
---------------------------------------------                         -----------------------
         less than one year                                                         0%
         one year but less than two years                                      33-1/3%
         two years but less than three years                                   66-2/3%
         three years or more                                                      100%


                  Options shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of stock. The exercise of a non-qualified option shall cancel a number of change of control rights identified with such option equal to the number of shares of Stock purchased upon exercise of the option. The Option Price of any shares of Stock as to which an option shall be exercised shall be paid in full at the time of the exercise. Payment of the Option Price shall be made (1) in cash or (2) in whole or in part, in Stock of the Company held by the Grantee for a period of at least six months, valued at Fair Market Value.

                  Notwithstanding the foregoing, if the Grantee's employment is terminated by the Grantee's retirement pursuant to the terms of any tax-qualified retirement plan of the Company or any of its subsidiaries, or by the Disability or death of the Grantee, any unexercised options held by the Grantee on the date of such retirement, Disability or death shall become immediately exercisable.

                  (b) EXERCISE OF CHANGE OF CONTROL RIGHTS. Subject to the provisions of Paragraph 8, each change of control right held by a Grantee who is subject to potential liability for "short-swing" profits under Section 16(b) of the 1934 Act at the time of a Change of Control shall become exercisable upon the occurrence of the Change of Control. No change of control right held by any Grantee who is not subject to potential liability for "short-swing" profits under Section 16(b) of the 1934 Act at the time of a Change of Control shall become exercisable upon the occurrence of the Change of Control. The exercise of change of control rights shall cancel a number of shares of Stock subject to the option identified with such change of control rights equal to the number of change of control rights exercised. Change of control rights shall be exercised by delivery to the Company, within sixty (60) days following the date of such Change of Control, of written notice of intent to exercise a specific number of change of control rights.

                  Within three (3) days following the exercise of any change of control right, the Company shall pay the Grantee, in cash, an amount equal to the difference between

                  (1) the Fair Market Value of one share of Stock on the date of exercise of the change of control right, and

                  (2) the Option Price of the option identified with the change of control right.

                  (c) ACCELERATED EXERCISE. subject to Paragraph 7(g), all outstanding options granted hereunder shall be fully exercisable on the date of a Change of Control.

                  (d) WITHHOLDING TAXES. Whenever under the Plan, shares of Stock are to be delivered upon exercise of an option the Company shall be entitled to require as a condition of delivery that the Grantee remit an amount sufficient to satisfy all federal, state, and other governmental withholding tax requirements related thereto. A Grantee may, subject to Committee approval, elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon such Grantee's exercise of an option having a Fair Market Value equal to

                  (1) the amount necessary to satisfy such Grantee's required federal, state, or other governmental withholding tax liability with respect to the exercise of the option, or

                  (2) a greater amount, not to exceed the estimated total amount such Grantee's tax liability with respect to the exercise of the option.

                  Share Withholding is subject to Committee approval. Each Share Withholding election by a Grantee shall be subject to the following restrictions.

                  (1) it shall be made prior to the date on which the amount of tax to be withheld is determined (the "Tax Date");

                  (2) it shall be irrevocable;

                  (3) it shall be subject to the disapproval of the Committee;

                  (4) if a Grantee is subject to potential liability for "short-swing" profits under Section 16(b) of the 1934 Act, such election may not be made within six (6) months after the Grant Date of the related option (except that this limitation shall not apply if the death or Disability of the participant occurs prior to the expiration of the six-month period or if, in the opinion of counsel for the Company, such limitation is unnecessary to satisfy the requirements of Rule 16B-3 under Section 16(b) of the 1934 Act or the rules of any exchange on which the Stock is listed for trading; and

                  (5) If a Grantee is subject to potential liability for "short-swing" profits under Section 16(b) of the 1934 Act, such election must he made either six (6) months prior to the Tax Date or in the ten business day "window period" beginning on the third business day following the release of the Company's quarterly or annual summary statement of sales and earnings, unless, in the opinion of counsel for the Company, such limitation is unnecessary to satisfy the requirements of Rule 16b-3 under Section 16(b) of the 1934 Act or the rules of any exchange on which the Stock is listed for trading.

                  If any disqualifying disposition described in Paragraph 5(b),
(7) or any election described in Paragraph 7(e) is made, then the person making such disposition or election shall remit to the Company an amount sufficient to satisfy all federal, state, and other governmental withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to such person.

                  (e) NOTIFICATION UNDER SECTION 83(b). Provided that the Committee does not prohibit such Grantee from making the following election, if a Grantee shall in connection with the exercise of any option make the election permitted under Section 83(b) of the Code (i.e., an election to include in such Grantee's gross income in the year of transfer the amount specified in section 83(b) of the Code), then such Grantee shall notify the committee of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

                  (f) STOCK PURCHASED FOR INVESTMENT. Shares of Stock purchased under an option shall be purchased for investment and without present intention of resale and the certificates representing such Stock shall bear an appropriate legend, unless, in the opinion of counsel for the Company, the shares may be purchased without investment representation. Where an investment representation is deemed necessary, the Committee may require a written representation to that effect by the Grantee at the time the option is exercised.

                  (g) SPECIAL RULES FOR OFFICERS AND DIRECTORS. No officer or director shall exercise an option identified with change of control rights or change of control rights for six months from the Grant Date of such options or change of control rights except that this limitation shall not apply in the event the death or Disability of the Grantee occurs prior to the expiration of the six-month period or if, in the opinion of counsel for the Company, such limitation is unnecessary to satisfy the requirements of Rule 16b-3 under
Section 16(b) of the 1934 Act or the rules of any exchange on which the Stock is listed for trading.

                  8. TERMINATION OF EMPLOYMENT. Except as provided below or as determined by the Committee, an unexercised option shall terminate upon the Grantee's termination of employment. Termination of employment means the first date the Grantee is no longer an employee of the Company or any of its subsidiaries or, with respect to a Grantee who is an employee of a subsidiary of the Company, on the first date on which the Company no longer (directly or indirectly) owns shares of stock conferring at least fifty percent (50%) of the aggregate voting power of such subsidiary's outstanding stock (both events hereunder are referred to as "termination of employment").

                  (a) Except as provided in (b) and (c), any unexercised options previously granted to the Grantee and otherwise exercisable on such Grantee's termination of employment may be exercised, in whole or in part, at any time within six months after the Grantee's termination of employment

                  (b) If such employment is terminated by death of the Grantee, any unexercised options on the date of death may be exercised, in whole or in part, at any time within 18 months after the date of death by the Grantee's personal representative or by the person to whom the option is transferred by will or the applicable laws of descent and distribution; and

                  (c) If such employment is terminated by reason of the Grantee's retirement pursuant to the terms of any tax-qualified retirement plan of the Company or any of its subsidiaries or Disability of the Grantee, any unexercised options on the date of such retirement or Disability may be exercised, in whole or in part, at any time within 18 months after date of such termination of employment, provided that, if such person dies after such termination of employment, and before the expiration of the 18-month period, such options may be exercised by the deceased Grantee's personal representative or by the person to whom the options are transferred by will or the applicable laws of descent and distribution within such 18-month period.

                  Any unexercised change of control right exercisable on the Grantee's termination of employment shall remain exercisable until the end of the sixty-day period provided for in Paragraph 7(b).

                  Any of the provisions of this Paragraph 8 to the contrary notwithstanding, in no event shall any option or change of control right be exercised after ten years from the Grant Date.

                  9. NO EMPLOYMENT RIGHTS. Neither the establishment of, nor the awarding of options or change of control rights under, the Plan shall be construed to give any employee the right to be retained in the Company's (or any of its subsidiaries') service or to any benefits not specially provided by the Plan, or to modify in any manner the Company's right to modify, amend or terminate any of its pension or retirement plans.

                  10. NATURE OF PAYMENTS. Any and all grants of options or change of control rights or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under
(a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries, or (b) any agreement between the Company or any of its subsidiaries and the Grantee, except as such plan or agreement shall otherwise expressly provide.

                  11. STOCKHOLDERS' RIGHTS. A Grantee shall not, by reason of any options or change of control rights granted hereunder, have any right of a stockholder of the Company with respect to the shares of Stock subject to his options.

                  12. ADJUSTMENTS. Any option agreement or change of control rights agreement entered into hereunder shall contain provisions for equitable adjustment of

                  (a) the number, class, and series of shares of stock subject thereto, or

                  (b) the Option Prices,

to reflect a stock dividend, stock split-up, share combination, recapitalization, merger, consolidation, asset spin-off, reorganization, or similar event, of or by the Company. In any such event, regardless of whether specified in an option agreement or change of control rights agreement, the aggregate number, class and series of shares of stock and change of control rights available under the Plan, the number, class and series of shares of stock subject to the option agreement, or the Option Price shall be appropriately adjusted to equitably reflect such event.

                  13. AMENDMENT OF THE PLAN. The Board may not amend the Plan without further approval of the securityholders of the Company, unless, in the opinion of counsel for the Company, such approval is unnecessary to satisfy the requirements of Rule 16B-3 under Section 16(b) of the 1934 Act or the rules of any exchange on which the Stock is listed for trading and except as provided in Paragraph 12.

                  14. TERMINATION OF THE PLAN. The Plan shall terminate ten years after the Effective Date, or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not effect any options or change of control rights then outstanding under the Plan.

                  15. SUBSTITUTED OPTIONS. If the Committee cancels, with the consent of a Grantee, any options granted under this Plan, and a new option is substituted therefor, then the Committee may, in its discretion, provide that the Grant Date of the canceled option (other than an option subject to the restrictions of paragraph 5(b)), shall (subject to

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the provisions of Paragraph 7(g)) be the date used to determine the earliest date for exercising the new substituted option under Paragraph 7 so that the Grantee may exercise the substituted option at the same time as if the Grantee had held the substituted option since the Grantee Date of the canceled option.

                  16. FUNDING. Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

                  17. CONTROLLING LAW. The law of the State of Illinois, except its law with respect to choice of law, shall be controlling in all matters relating to the Plan.

                  18. ACTION BY THE COMPANY. Any action required by the Company under the Plan shall be by resolution of the Board.











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